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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 16, 2012 (November 16, 2012)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-179896	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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One Campus Drive
Parsippany, NJ 07054
(Address of Principal Executive Offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02. Termination of a Material Definitive Agreement

On November 16, 2012, Realogy Group LLC (formerly known as Realogy Corporation) (“Realogy Group”) redeemed the remaining $64,470,000 aggregate principal amount of outstanding 10.50% Senior Notes due 2014 (the “10.50% Senior Notes”) in accordance with the terms and provisions of the indenture governing the 10.50% Senior Notes, dated as of April 10, 2007 (as supplemented, the "10.50% Senior Notes Indenture"), among Realogy Group, Realogy Holdings Corp., (the “Company”), the subsidiary guarantors party thereto (the “Subsidiary Guarantors”), and The Bank of New York Mellon Trust Company, N.A. (the "Trustee"), at a redemption price of 102.625%. In connection with the redemption of the 10.50% Senior Notes, Realogy Group paid total consideration of approximately $66.7 million, which included accrued and unpaid interest and the premium associated with the redemption.
Immediately following such redemption, Realogy Group cancelled the 10.50% Senior Notes and discharged the 10.50% Senior Notes Indenture in accordance with its terms.
On November 16, 2012, Realogy Group also redeemed the remaining approximately $40,831,870 aggregate principal amount of outstanding 11.00%/11.75% Senior Toggle Notes (the “Senior Toggle Notes”), in accordance with the terms and provisions of the indenture governing the Senior Toggle Notes, dated as of April 10, 2007(as supplemented, the "Senior Toggle Notes Indenture"), among Realogy Group, the Company, the Subsidiary Guarantors and the Trustee at a redemption price of 102.750%. In connection with the redemption of the Senior Toggle Notes, Realogy Group paid total consideration of approximately $42.3 million, which included accrued and unpaid interest and the premium associated with the redemption.
Immediately following such redemption, Realogy Group cancelled the Senior Toggle Notes and discharged the Senior Toggle Notes Indenture on November 16, 2012.
The 10.50% Senior Notes and Senior Toggle Notes were redeemed using a portion of the net proceeds from the Company's recent initial public offering.
Prior to November 16, 2012, all of the outstanding 11.00% Series A Convertible Senior Subordinated Notes due 2018, 11.00% Series B Convertible Senior Subordinated Notes due 2018 and 11.00% Series C Convertible Senior Subordinated Notes due 2018 (collectively, the “Convertible Notes”), were converted into common stock of the Company in accordance with the terms and provisions of the Convertible Notes Indenture, dated as of January 5, 2011 (as supplemented, the “Convertible Notes Indenture”), by and among Realogy Group, the Company, the Subsidiary Guarantors and the Trustee. On November 16, 2012, the Convertible Notes Indenture was accordingly discharged. As previously announced, Realogy Group intended to redeem, on November 16, 2012, any Convertible Notes not submitted for conversion prior to such date.
As of November 16, 2012, the Company had approximately 144.8 million shares of common stock outstanding for purposes of calculating earnings per share on a primary basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Group LLC

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Executive Vice President, Chief Financial Officer and Treasurer
Date: November 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Holdings Corp.

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Executive Vice President, Chief Financial Officer and Treasurer

Date: November 16, 2012